Shore Bancshares Reports First Quarter 2019 Financial Results

EASTON, Md., April 25, 2019 /PRNewswire/ -- Shore Bancshares, Inc. (NASDAQ - SHBI) reported net income of $3.754 million or $0.29 per diluted common share for the first quarter of 2019, compared to net income of $12.094 million or $0.95 per diluted common share for the fourth quarter of 2018, and net income of $4.058 million or $0.32 per diluted common share for the first quarter of 2018. Net income from continuing operations for the first quarter of 2019 was $3.828 million or $0.30 per diluted common share, compared to net income from continuing operations of $3.853 million or $0.30 per diluted common share for the fourth quarter of 2018, and net income from continuing operations of $3.462 million or $0.27 per diluted common share for the first quarter of 2018.

When comparing the first quarter of 2019 to the fourth quarter of 2018, absent the sale and activity of Avon-Dixon, the Company's retail insurance entity sold on December 31, 2018, net income decreased $25 thousand or 0.6% primarily the result of less income from taxable investment securities and higher noninterest expenses which were almost entirely offset by an increase in interest and fees on loans, lower provision for credit losses and improved noninterest income. When comparing net income from continuing operations for the first quarter of 2019 to the first quarter of 2018, net income improved $366 thousand or 10.6%, primarily due to higher interest and fees on loans and a reduction in provision for credit losses, partially offset by an increase in interest expense on deposits and borrowings.

We are pleased to report financial results for the first quarter of 2019," said Lloyd L. "Scott" Beatty, Jr., President and Chief Executive Officer. "During the first quarter of 2019 we experienced increases in both loans and core deposits getting us off to a great start for 2019. In addition to nice growth in these areas in the first quarter we are excited about the opportunity to expand our footprint with the opening of our new branch in Ocean City, Maryland by the end of 2019. We have an outstanding lending team in Ocean City and we are thrilled to support them with a full service branch. As always, we remain dedicated to providing superior customer service, enhancing shareholder value and supporting our communities and career development for our valued employees."

Balance Sheet Review

Total assets were $1.486 billion at March 31, 2019, a $2.7 million, or less than 1%, increase when compared to $1.483 billion at the end of 2018. The increase in total assets included increases in gross loans of $16.4 million, partially offset by decreases in interest-bearing deposits with other banks of $11.0 million and investment securities (including restricted securities) of $4.9 million which were used to fund loan growth for the quarter.

Total deposits increased $24.9 million, or 2.1%, when compared to December 31, 2018. The increase in total deposits primarily consisted of increases in noninterest-bearing deposits of $14.7 million, interest bearing checking deposits of $7.1 million, and savings and money market accounts of $3.3 million. Total stockholders' equity increased $3.9 million, or 2.1%, when compared to the end of 2018.

At March 31, 2019, the ratio of total equity to total assets was 12.59% and the ratio of total tangible equity to total tangible assets was 11.39%.

Total assets at March 31, 2019 increased $64.2 million, or 4.5%, when compared to total assets at March 31, 2018. Total assets year over year increased primarily as a result of an increase in deposits. Growth in loans of $91.8 million was funded primarily by the increase in deposits as well as a decline in investment securities available for sale of $33.1 million.

Total deposits at March 31, 2019 increased $60.2 million, or 5.1%, when compared to March 31, 2018. The increase in total deposits included core deposit growth within checking accounts of $24.8 million, or 11.2%, and noninterest-bearing deposits of $21.3 million or 6.6%. In addition, $22.1 million in brokered deposits were acquired to keep pace with loan demand during 2018.

Review of Quarterly Financial Results

Net interest income was $12.4 million for the first quarter of 2019, compared to $12.7 million for the fourth quarter of 2018 and $12.3 million for the first quarter of 2018. Net interest income when compared to the fourth quarter of 2018 was lower by $332 thousand primarily due to a decrease in taxable interest on investment securities of $341 thousand and an increase in interest expense on deposits of $370 thousand , partially offset by a decrease in interest expense on short-term borrowings and an increase in interest and fees on loans despite two fewer earning days for the first quarter of 2019. The Company's net interest margin improved by 3 basis points to 3.61% over the fourth quarter of 2018. The increase in net interest income when compared to the first quarter of 2018 was primarily the result of significant loan growth, with average loans increasing $95.7 million or 8.7%. The Company's net interest margin when compared to the first quarter of 2018 decreased 22 basis points from 3.83%, due to higher rates paid on interest-bearing deposits as well as an increase in the cost of short-term borrowings of 100bps and higher cost of long-term borrowings incurred since the first quarter of 2018. Partially countering the increase in the cost of interest- bearing liabilities, total earning assets increased 21bps, highlighted by an increase in the yield on loans of 13bps.

The provision for credit losses was $100 thousand for the three months ended March 31, 2019. The comparable amounts were $460 thousand and $489 thousand for the three months ended December 31, 2018 and March 31, 2018, respectively. The provision for credit losses decreased in the first quarter of 2019 over the fourth quarter of 2018 due to the absence of a large charge-off which occurred late in 2018 reducing net charge-offs by $420 thousand. In addition, decreases in both total nonperforming assets of $1.6 million and troubled debt restructurings ("TDRs") of $835 thousand improved overall credit quality. The lower level of provision for credit losses when comparing the first quarter of 2019 to the first quarter of 2018 was primarily due to recoveries of $185 thousand, which resulted in a reduction to net charge-offs of $327 thousand. The ratio of annualized net charge-offs to average loans was 0.01% for the first quarter of 2019, 0.15% for the fourth quarter of 2018 and 0.13% for the first quarter of 2018. The ratio of the allowance for credit losses to period-end loans at March 31, 2019 was 0.86%, lower than the 0.87% and 0.89% at December 31, 2018 and March 31, 2018, respectively.

Nonperforming assets excluding accruing TDRs were $16.4 million at March 31, 2019, $18.0 million at December 31, 2018 and $8.6 million at March 31, 2018. Nonperforming assets including accruing TDRs at March 31, 2019 were $24.2 million, compared to $26.7 million at December 31, 2018 and $18.4 million at March 31, 2018. The decrease in nonperforming assets at March 31, 2019 compared to December 31, 2018 was due to decreases in nonaccrual loans of $1.3 million, other real estate owned ("OREO") of $243 thousand and accruing TDRs of $835 thousand. When compared to March 31, 2018, the increase in nonperforming assets was due to a large nonaccrual loan added late in the fourth quarter of 2018, in which the Company does not anticipate any further losses. At March 31, 2019, the ratio of nonaccrual loans to total assets was 1.03%, compared to 1.12% and 0.49% at December 31, 2018 and March 31, 2018, respectively. In addition, the ratio of accruing TDRs to total assets at March 31, 2019 was 0.53%, improving from 0.58% and 0.68% at December 31, 2018 and March 31, 2018.

Total noninterest income from continuing operations for the first quarter of 2019 increased $76 thousand when compared to the fourth quarter of 2018 and increased $48 thousand when compared to the first quarter of 2018. The increase from the fourth quarter of 2018 was the result of additional fees on bank service charges included in other noninterest income, partially offset by a decrease in service charges on deposit accounts. The increase from the first quarter of 2018 was due to increases in service charges on deposit accounts and additional fees on bank service charges included in other noninterest income.

Total noninterest expense from continuing operations for the first quarter of 2019 increased $127 thousand when compared to the fourth quarter of 2018 and decreased $109 thousand when compared to the first quarter of 2018. The increase in noninterest expense compared to the fourth quarter of 2018 was primarily due to higher costs associated with employee benefits of $457 thousand, which included higher insurance premiums for group insurance and federal unemployment insurance which is usually paid in the first two quarters of the year. The decrease in noninterest expenses from the first quarter of 2018 was primarily due to lower salaries and wages partially due to lower bonuses and stock incentive payouts, almost entirely offset by increases in OREO expenses of $279 thousand and legal and professional fees of $153 thousand.

Shore Bancshares Information

Shore Bancshares is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of Shore United Bank. Shore Bancshares engages in trust and wealth management services through Wye Financial & Trust, a division of Shore United Bank. Additional information is available at www.shorebancshares.com.

Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled "Risk Factors".

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Shore Bancshares, Inc.
Financial Highlights
(Dollars in thousands, except per share data)

	As of or for the Three Months Ended
	March 31,
	2019	2018	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$ 12,394	$ 12,329	0.5%
Provision for credit losses	100	489	(79.6)
Noninterest income	2,188	2,140	2.2
Noninterest expense	9,343	9,452	(1.2)
Income from continuing operations before income taxes	5,139	4,528	13.5
Income tax expense	1,311	1,066	23.0
Income from continuing operations	$ 3,828	$ 3,462	10.6

(Loss) Income from discontinued operations before income taxes	(99)	779	(112.7)
Income tax expense (benefit)	(25)	183	(113.7)
(Loss) Income from discontinued operations	(74)	596	(112.4)

Net income	$ 3,754	$ 4,058	(7.5)

From Continuing Operations:
Return on average assets	1.06%	1.01%	5	bp
Return on average equity	8.39	8.51	(12)
Return on average tangible equity (1)	9.72	10.83	(111)
Net interest margin	3.61	3.83	(22)
Efficiency ratio - GAAP	64.07	65.33	(126)
Efficiency ratio - Non-GAAP (1)	62.81	64.52	(171)

PER SHARE DATA
Basic net income per common share
Income from continuing operations	$ 0.30	$ 0.27	11.1%
(Loss) Income from discontinued operations	(0.01)	0.05	(120.0)
Net income	$ 0.29	$ 0.32	(9.4)
Diluted net income per common share
Income from continuing operations	$ 0.30	$ 0.27	11.1
(Loss) Income from discontinued operations	(0.01)	0.05	(120.0)
Net income	$ 0.29	$ 0.32	(9.4)

Dividends paid per common share	0.10	0.07	42.9
Book value per common share at period end	14.64	12.95	13.1
Tangible book value per common share at period end (1)	13.06	10.42	25.3
Market value at period end	14.91	18.86	(20.9)
Market range:
High	16.11	19.80	(18.6)
Low	14.00	16.28	(14.0)

AVERAGE BALANCE SHEET DATA
Loans	$ 1,201,913	$ 1,106,213	8.7%
Investment securities	165,009	197,285	(16.4)
Earning assets	1,394,728	1,313,249	6.2
Assets	1,460,291	1,396,001	4.6
Deposits	1,215,702	1,168,613	4.0
Stockholders' equity	184,972	165,070	12.1

CREDIT QUALITY DATA
Net charge-offs	$ 25	$ 352	(92.9)%

Nonaccrual loans	$ 15,360	$ 7,009	119.1
Loans 90 days past due and still accruing	47	61	(23.0)
Other real estate owned	979	1,569	(37.6)
Total nonperforming assets	16,386	8,639	89.7
Accruing troubled debt restructurings (TDRs)	7,828	9,726	(19.5)
Total nonperforming assets and accruing TDRs	$ 24,214	$ 18,365	31.8

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	12.59%	11.60%	99	bp
Period-end tangible equity to tangible assets (1)	11.39	9.55	184

Annualized net charge-offs to average loans	0.01	0.13	(12)

Allowance for credit losses as a percent of:
Period-end loans	0.86	0.89	(3)
Nonaccrual loans	67.83	141.50	(7,367)
Nonperforming assets	63.58	114.80	(5,122)
Accruing TDRs	133.09	101.97	3,112
Nonperforming assets and accruing TDRs	43.02	54.00	(1,098)

As a percent of total loans:
Nonaccrual loans	1.27	0.63	64
Accruing TDRs	0.65	0.87	(22)
Nonaccrual loans and accruing TDRs	1.91	1.50	41

As a percent of total loans+other real estate owned:
Nonperforming assets	1.35	0.77	58
Nonperforming assets and accruing TDRs	2.00	1.64	36

As a percent of total assets:
Nonaccrual loans	1.03	0.49	54
Nonperforming assets	1.10	0.61	49
Accruing TDRs	0.53	0.68	(15)
Nonperforming assets and accruing TDRs	1.63	1.29	34

(1) See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

				March 31, 2019	March 31, 2019
	March 31,	December 31,	March 31,	compared to	compared to
	2019	2018	2018	December 31, 2018	March 31, 2018
ASSETS
Cash and due from banks	$ 18,915	$ 16,294	$ 12,752	16.1%	48.3%
Interest-bearing deposits with other banks	39,904	50,931	29,243	(21.7)	36.5
Cash and cash equivalents	58,819	67,225	41,995	(12.5)	40.1

Investment securities available for sale (at fair value)	150,814	154,432	183,259	(2.3)	(17.7)
Investment securities held to maturity	5,899	6,043	6,162	(2.4)	(4.3)
Equity securities, at fair value	1,299	1,269	651	2.4	99.5
Restricted securities	5,292	6,476	6,099	(18.3)	(13.2)

Loans	1,211,716	1,195,355	1,119,937	1.4	8.2
Less: allowance for credit losses	(10,418)	(10,343)	(9,918)	0.7	(5.0)
Loans, net	1,201,298	1,185,012	1,110,019	1.4	8.2

Premises and equipment, net	22,632	22,711	22,773	(0.3)	(0.6)
Goodwill	17,518	17,518	17,518	-	-
Other intangible assets, net	2,696	2,857	4,608	(5.6)	(41.5)
Other real estate owned, net	979	1,222	1,569	(19.9)	(37.6)
Right of use assets, net	3,767	-	-	-	-
Other assets	14,772	17,678	16,269	(16.4)	(9.2)
Assets of discontinued operations	14	633	10,684	(97.8)	(99.9)

Total assets	$ 1,485,799	$ 1,483,076	$ 1,421,606	0.2	4.5

LIABILITIES
Noninterest-bearing deposits	$ 345,151	$ 330,466	$ 323,849	4.4	6.6
Interest-bearing deposits	892,118	881,875	853,213	1.2	4.6
Total deposits	1,237,269	1,212,341	1,177,062	2.1	5.1

Short-term borrowings	30,724	60,812	72,993	(49.5)	(57.9)
Long-term borrowings	15,000	15,000	-	-	-
Lease liabilities	3,767	-	-	-	-
Accrued expenses and other liabilities	9,146	8,415	5,834	8.7	56.8
Liabilities of discontinued operations	2,811	3,323	740	(15.4)	279.9
Total liabilities	1,298,717	1,299,891	1,256,629	(0.1)	3.3

Commitments and contingencies

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	128	127	127	0.8	0.8
Additional paid in capital	65,408	65,434	65,399	-	-
Retained earnings	123,050	120,574	102,829	2.1	19.7
Accumulated other comprehensive (loss)	(1,504)	(2,950)	(3,378)	49.0	55.5
Total stockholders' equity	187,082	183,185	164,977	2.1	13.4

Total liabilities and stockholders' equity	$ 1,485,799	$ 1,483,076	$ 1,421,606	0.2	4.5

Period-end common shares outstanding	12,780	12,749	12,736	0.2	0.3
Book value per common share	$ 14.64	$ 14.37	$ 12.95	1.9	13.1

Shore Bancshares, Inc.
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended
	March 31,
	2019	2018	% Change
INTEREST INCOME
Interest and fees on loans	$ 13,499	$ 12,044	12.1%
Interest on investment securities:
Taxable	998	1,021	(2.3)
Interest on deposits with other banks	163	38	328.9
Total interest income	14,660	13,103	11.9

INTEREST EXPENSE
Interest on deposits	1,947	548	255.3
Interest on short-term borrowings	213	226	(5.8)
Interest on long-term borrowings	106	-	-
Total interest expense	2,266	774	192.8

NET INTEREST INCOME	12,394	12,329	0.5
Provision for credit losses	100	489	(79.6)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	12,294	11,840	3.8

NONINTEREST INCOME
Service charges on deposit accounts	934	905	3.2
Trust and investment fee income	372	400	(7.0)
Other noninterest income	882	835	5.6
Total noninterest income	2,188	2,140	2.2

NONINTEREST EXPENSE
Salaries and wages	3,766	4,226	(10.9)
Employee benefits	1,254	1,176	6.6
Occupancy expense	691	677	2.1
Furniture and equipment expense	263	255	3.1
Data processing	910	868	4.8
Directors' fees	86	114	(24.6)
Amortization of intangible assets	162	99	63.6
FDIC insurance premium expense	205	205	-
Other real estate owned expenses, net	233	(46)	606.5
Legal and professional fees	601	448	34.2
Other noninterest expenses	1,172	1,430	(18.0)
Total noninterest expense	9,343	9,452	(1.2)

Income from continuing operations before income taxes	5,139	4,528	13.5
Income tax expense	1,311	1,066	23.0

Income from continuing operations	3,828	3,462	10.6

(Loss) income from discontinued operations before income taxes	(99)	779	(112.7)
Income tax (benefit) expense	(25)	183	(113.7)

(Loss) Income from discontinued operations	(74)	596	(112.4)

NET INCOME	$ 3,754	$ 4,058	(7.5)

Weighted average shares outstanding - basic	12,769	12,715	0.4
Weighted average shares outstanding - diluted	12,773	12,731	0.3

Basic net income per common share
Income from continuing operations	$ 0.30	$ 0.27	11.1
(Loss) Income from discontinued operations	(0.01)	0.05	(120.0)
Net income	$ 0.29	$ 0.32	(9.4)

Diluted net income per common share
Income from continuing operations	$ 0.30	$ 0.27	11.1
(Loss) Income from discontinued operations	(0.01)	0.05	(120.0)
Net income	$ 0.29	$ 0.32	(9.4)

Dividends paid per common share	$ 0.10	$ 0.07	42.9

Shore Bancshares, Inc.
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended
	March 31,
	2019		2018
	Average	Yield/	Average	Yield/
	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	$ 1,201,913	4.57%	$ 1,106,213	4.44%
Investment securities
Taxable	165,009	2.45	197,285	2.07
Interest-bearing deposits	27,806	2.38	9,751	1.60
Total earning assets	1,394,728	4.27%	1,313,249	4.06%
Cash and due from banks	17,196		16,384
Other assets	58,756		76,336
Allowance for credit losses	(10,389)		(9,968)
Total assets	$ 1,460,291		$ 1,396,001

Interest-bearing liabilities
Demand deposits	$ 239,794	0.61%	$ 216,808	0.23%
Money market and savings deposits	383,738	0.85	380,890	0.13
Brokered deposits	22,080	2.37	-	-
Certificates of deposit $100,000 or more	98,535	1.24	101,929	0.50
Other time deposits	140,523	1.02	152,321	0.48
Interest-bearing deposits	884,670	0.89	851,948	0.26
Short-term borrowings	32,984	2.62	56,586	1.62
Long-term borrowings	15,000	2.87	-	-
Total interest-bearing liabilities	932,654	0.99%	908,534	0.35%
Noninterest-bearing deposits	331,032		316,665
Accrued expenses and other liabilities	11,633		5,732
Stockholders' equity	184,972		165,070
Total liabilities and stockholders' equity	$ 1,460,291		$ 1,396,001

Net interest spread		3.28%		3.71%
Net interest margin		3.61%		3.83%

(1) All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0%, exclusive of the alternative minimum tax rate and nondeductible interest expense.
(2) Average loan balances include nonaccrual loans.
(3) Interest income on loans includes amortized loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yield calcualtions.

Shore Bancshares, Inc.
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Q1 2019		Q1 2019
	2019	2018	2018	2018	2018	compared to		compared to
	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2018		Q1 2018
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$ 12,428	$ 12,756	$ 12,975	$ 12,661	$ 12,357	(2.6)%		0.6%
Less: Taxable-equivalent adjustment	34	30	28	28	28	13.3		21.4
Net interest income	12,394	12,726	12,947	12,633	12,329	(2.6)		0.5
Provision for credit losses	100	460	307	418	489	(78.3)		(79.6)
Noninterest income	2,188	2,112	2,465	2,296	2,140	3.6		2.2
Noninterest expense	9,343	9,216	9,310	8,853	9,452	1.4		(1.2)
Income from continuing operations before income taxes	5,139	5,162	5,795	5,658	4,528	(0.4)		13.5
Income tax expense	1,311	1,309	1,539	1,466	1,066	0.2		23.0
Income from continuing operations	3,828	3,853	4,256	4,192	3,462	(0.6)		10.6

(Loss) Income from discontinued operations before income taxes	(99)	104	269	269	779	(195.2)		(112.7)
Gain on sale of insurance agency	-	12,736	-	-	-	(100.0)		-
Income tax expense (benefit)	(25)	4,599	71	70	183	(100.5)		(113.7)
(Loss) Income from discontinued operations	(74)	8,241	198	199	596	(100.9)		(112.4)

Net income	$ 3,754	$ 12,094	$ 4,454	$ 4,391	$ 4,058	(69.0)		(7.5)

From Continuing Operations:
Return on average assets	1.06%	1.04%	1.16%	1.18%	1.01%	2	bp	5	bp
Return on average equity	8.39	8.83	9.92	10.10	8.51	(44)		(12)
Return on average tangible equity (1)	9.72	11.34	12.77	13.02	10.83	(162)		(111)
Net interest margin	3.61	3.58	3.76	3.79	3.83	3		(22)
Efficiency ratio - GAAP	64.07	62.11	60.41	59.30	65.33	196		(126)
Efficiency ratio - Non-GAAP (1)	62.81	60.18	58.55	57.67	64.52	263		(171)

PER SHARE DATA
Basic net income per common share
Income from continuing operations	$ 0.30	$ 0.30	$ 0.33	$ 0.33	$ 0.27	-%		11.1%
(Loss) Income from discontinued operations	(0.01)	0.65	0.02	0.01	0.05	(101.5)		(120.0)
Net income	$ 0.29	$ 0.95	$ 0.35	$ 0.34	$ 0.32	(69.5)		(9.4)
Diluted net income per common share
Income from continuing operations	$ 0.30	$ 0.30	$ 0.33	$ 0.33	$ 0.27	-		11.1
(Loss) Income from discontinued operations	(0.01)	0.65	0.02	0.01	0.05	(101.5)		(120.0)
Net income	$ 0.29	$ 0.95	$ 0.35	$ 0.34	$ 0.32	(69.5)		(9.4)

Dividends paid per common share	$ 0.10	$ 0.09	$ 0.08	$ 0.08	$ 0.07	11.1		42.9
Book value per common share at period end	14.64	14.37	13.45	13.19	12.95	1.9		13.1
Tangible book value per common share at period end (1)	13.06	12.77	10.96	10.68	10.42	2.3		25.3
Market value at period end	14.91	14.54	17.82	19.02	18.86	2.5		(20.9)
Market range:
High	16.11	18.32	19.84	20.09	19.80	(12.1)		(18.6)
Low	14.00	12.95	16.63	17.92	16.28	8.1		(14.0)

AVERAGE BALANCE SHEET DATA
Loans	$ 1,201,913	$ 1,189,504	$ 1,174,513	$ 1,141,296	$ 1,106,213	1.0%		8.7%
Investment securities	165,009	177,700	178,572	186,453	197,285	(7.1)		(16.4)
Earning assets	1,394,728	1,385,368	1,370,573	1,341,050	1,313,249	0.7		6.2
Assets	1,460,291	1,463,839	1,457,074	1,425,947	1,396,001	(0.2)		4.6
Deposits	1,215,702	1,197,445	1,192,845	1,161,790	1,168,613	1.5		4.0
Stockholders' equity	184,972	173,214	170,299	166,480	165,070	6.8		12.1

CREDIT QUALITY DATA
Net charge-offs	$ 25	$ 445	$ 100	$ 84	$ 352	(94.4)%		(92.9)%

Nonaccrual loans	$ 15,360	$ 16,655	$ 7,362	$ 6,757	$ 7,009	(7.8)		119.1
Loans 90 days past due and still accruing	47	139	3	-	61	(66.2)		(23.0)
Other real estate owned	979	1,222	1,518	1,569	1,569	(19.9)		(37.6)
Total nonperforming assets	$ 16,386	$ 18,016	$ 8,883	$ 8,326	$ 8,639	(9.0)		89.7

Accruing troubled debt restructurings (TDRs)	$ 7,828	$ 8,663	$ 8,933	$ 9,620	$ 9,726	(9.6)		(19.5)

Total nonperforming assets and accruing TDRs	$ 24,214	$ 26,679	$ 17,816	$ 17,946	$ 18,365	(9.2)		31.8

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	12.59%	12.35%	11.63%	11.58%	11.60%	24	bp	99	bp
Period-end tangible equity to tangible assets (1)	11.39	11.13	9.69	9.59	9.55	26		184

Annualized net charge-offs to average loans	0.01	0.15	0.03	0.03	0.13	(14)		(12)

Allowance for credit losses as a percent of:
Period-end loans	0.86	0.87	0.87	0.87	0.89	(1)		(3)
Nonaccrual loans	67.83	62.10	140.29	149.79	141.50	573		(7,367)
Nonperforming assets	63.58	57.41	116.27	121.56	114.80	617		(5,122)
Accruing TDRs	133.09	119.39	115.62	105.21	101.97	1,370		3,112
Nonperforming assets and accruing TDRs	43.02	38.77	57.97	56.40	54.00	425		(1,098)

As a percent of total loans:
Nonaccrual loans	1.27	1.39	0.62	0.58	0.63	(12)		64
Accruing TDRs	0.65	0.72	0.76	0.83	0.87	(7)		(22)
Nonaccrual loans and accruing TDRs	1.91	2.12	1.38	1.42	1.50	(21)		41

As a percent of total loans+other real estate owned:
Nonperforming assets	1.35	1.51	0.75	0.72	0.77	(16)		58
Nonperforming assets and accruing TDRs	2.00	2.23	1.51	1.55	1.64	(23)		36

As a percent of total assets:
Nonaccrual loans	1.03	1.12	0.50	0.47	0.49	(9)		54
Nonperforming assets	1.10	1.21	0.60	0.57	0.61	(11)		49
Accruing TDRs	0.53	0.58	0.61	0.66	0.68	(5)		(15)
Nonperforming assets and accruing TDRs	1.63	1.80	1.21	1.24	1.29	(17)		34

(1) See the reconciliation table on page 11 of 11.

Shore Bancshares, Inc.
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						Q1 2019	Q1 2019
						compared to	compared to
	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2018	Q1 2018
INTEREST INCOME
Interest and fees on loans	$ 13,499	$ 13,452	$ 13,205	$ 12,631	$ 12,044	0.3%	12.1%
Interest on investment securities:
Taxable	998	1,339	947	982	1,021	(25.5)	(2.3)
Interest on deposits with other banks	163	103	84	61	38	58.3	328.9
Total interest income	14,660	14,894	14,236	13,674	13,103	(1.6)	11.9

INTEREST EXPENSE
Interest on deposits	1,947	1,577	826	580	548	23.5	255.3
Interest on short-term borrowings	213	486	463	461	226	(56.2)	(5.8)
Interest on long-term borrowings	106	105	-	-	-	1.0	-
Total interest expense	2,266	2,168	1,289	1,041	774	4.5	192.8

NET INTEREST INCOME	12,394	12,726	12,947	12,633	12,329	(2.6)	0.5
Provision for credit losses	100	460	307	418	489	(78.3)	(79.6)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	12,294	12,266	12,640	12,215	11,840	0.2	3.8

NONINTEREST INCOME
Service charges on deposit accounts	934	1,045	982	947	905	(10.6)	3.2
Trust and investment fee income	372	360	383	414	400	3.3	(7.0)
Other noninterest income	882	707	1,100	935	835	24.8	5.6
Total noninterest income	2,188	2,112	2,465	2,296	2,140	3.6	2.2

NONINTEREST EXPENSE
Salaries and wages	3,766	3,999	4,209	4,101	4,226	(5.8)	(10.9)
Employee benefits	1,254	797	983	1,045	1,176	57.3	6.6
Occupancy expense	691	649	646	650	677	6.5	2.1
Furniture and equipment expense	263	236	212	247	255	11.4	3.1
Data processing	910	844	930	689	868	7.8	4.8
Directors' fees	86	145	145	152	114	(40.7)	(24.6)
Amortization of intangible assets	162	269	270	228	99	(39.8)	63.6
FDIC insurance premium expense	205	159	193	214	205	28.9	-
Other real estate owned expenses, net	233	228	166	5	(46)	2.2	606.5
Legal and professional fees	601	603	443	487	448	(0.3)	34.2
Other noninterest expenses	1,172	1,287	1,113	1,035	1,430	(8.9)	(18.0)
Total noninterest expense	9,343	9,216	9,310	8,853	9,452	1.4	(1.2)

Income from continuing operations before income taxes	5,139	5,162	5,795	5,658	4,528	(0.4)	13.5
Income tax expense	1,311	1,309	1,539	1,466	1,066	0.2	23.0

Income from continuing operations	3,828	3,853	4,256	4,192	3,462	(0.6)	10.6

(Loss) Income from discontinued operations before income taxes	(99)	104	269	269	779	(195.2)	(112.7)
Gain on sale of insurance agency	-	12,736	-	-	-	(100.0)	-
(Loss) Income tax expense (benefit)	(25)	4,599	71	70	183	(100.5)	(113.7)

Income from discontinued operations	(74)	8,241	198	199	596	(100.9)	(112.4)

NET INCOME	$ 3,754	$ 12,094	$ 4,454	$ 4,391	$ 4,058	(69.0)	(7.5)

Weighted average shares outstanding - basic	12,769	12,749	12,748	12,744	12,715	0.2	0.4
Weighted average shares outstanding - diluted	12,773	12,766	12,761	12,757	12,731	0.1	0.3

Basic net income per common share
Income from continuing operations	$ 0.30	$ 0.30	$ 0.33	$ 0.33	$ 0.27	-	11.1
(Loss) Income from discontinued operations	(0.01)	0.65	0.02	0.01	0.05	(101.5)	(120.0)
Net income	$ 0.29	$ 0.95	$ 0.35	$ 0.34	$ 0.32	(69.5)	(9.4)
Diluted net income per common share
Income from continuing operations	$ 0.30	$ 0.30	$ 0.33	$ 0.33	$ 0.27	-	11.1
(Loss) Income from discontinued operations	(0.01)	0.65	0.02	0.01	0.05	(101.5)	(120.0)
Net income	$ 0.29	$ 0.95	$ 0.35	$ 0.34	$ 0.32	(69.5)	(9.4)

Dividends paid per common share	$ 0.10	$ 0.09	$ 0.08	$ 0.08	$ 0.07	11.1	42.9

Shore Bancshares, Inc.
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											Q1 2019	Q1 2019
											compared to	compared to
	Q1 2019		Q4 2018		Q3 2018		Q2 2018		Q1 2018		Q4 2018	Q1 2018
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	1,201,913	4.57%	$ 1,189,504	4.50%	$ 1,174,513	4.47%	$ 1,141,296	4.45%	$ 1,106,213	4.44%	1.0%	8.7%
Investment securities
Taxable	165,009	2.45	177,700	2.46	178,572	2.12	186,453	2.11	197,285	2.07	(7.1)	(16.4)
Interest-bearing deposits	27,806	2.38	18,164	2.25	17,488	1.91	13,301	1.82	9,751	1.60	53.1	185.2
Total earning assets	1,394,728	4.27%	1,385,368	4.20%	1,370,573	4.13%	1,341,050	4.10%	1,313,249	4.06%	0.7	6.2
Cash and due from banks	17,196		18,204		17,790		16,905		16,384		(5.5)	5.0
Other assets	58,756		70,858		79,065		78,185		76,336		(17.1)	(23.0)
Allowance for credit losses	(10,389)		(10,591)		(10,354)		(10,193)		(9,968)		(1.9)	4.2
Total assets	$ 1,460,291		$ 1,463,839		$ 1,457,074		$ 1,425,947		$ 1,396,001		(0.2)	4.6

Interest-bearing liabilities
Demand deposits	$ 239,794	0.61%	$ 218,519	0.53%	$ 221,905	0.32%	$ 204,068	0.21%	$ 216,808	0.23%	9.7	10.6
Money market and savings deposits	383,738	0.85	378,163	0.68	373,357	0.14	381,047	0.13	380,890	0.13	1.5	0.7
Brokered deposits	22,080	2.37	22,816	2.17	25,507	2.01	10,684	1.96	-	-	(3.2)	-
Certificates of deposit $100,000 or more	98,535	1.24	97,023	0.94	97,563	0.69	96,873	0.54	101,929	0.50	1.6	(3.3)
Other time deposits	140,523	1.02	141,702	0.80	145,130	0.57	146,946	0.45	152,321	0.48	(0.8)	(7.7)
Interest-bearing deposits	884,670	0.89	858,223	0.73	863,462	0.36	839,618	0.27	851,948	0.26	3.1	3.8
Short-term borrowings	32,984	2.62	72,462	2.66	87,925	2.09	91,980	2.01	56,586	1.62	(54.5)	(41.7)
Long-term borrowings	15,000	2.87	14,348	2.89	-	-	-	-	-	-	-	-
Total interest-bearing liabilities	932,654	0.99%	945,033	0.91%	951,387	0.52%	931,598	0.44%	908,534	0.35%	(1.3)	2.7
Noninterest-bearing deposits	331,032		339,222		329,383		322,172		316,665		(2.4)	4.5
Accrued expenses and other liabilities	11,633		6,370		6,005		5,697		5,732		82.6	102.9
Stockholders' equity	184,972		173,214		170,299		166,480		165,070		6.8	12.1
Total liabilities and stockholders' equity	$ 1,460,291		$ 1,463,839		$ 1,457,074		$ 1,425,947		$ 1,396,001		(0.2)	4.6

Net interest spread		3.28%		3.29%		3.61%		3.66%		3.71%
Net interest margin		3.61%		3.58%		3.76%		3.79%		3.83%

(1) All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0%, exclusive of the alternative minimum tax rate and nondeductible interest expense.
(2) Average loan balances include nonaccrual loans.
(3) Interest income on loans includes amortized loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yieldcalcualtions.

Shore Bancshares, Inc.
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018

The following reconciles return on average equity and return on average tangible equity from continuing operations (Note 1):

Net income from continuing operations	$ 3,828	$ 3,853	$ 4,256	$ 4,192	$ 3,462
Net income from continuing operations - annualized (A)	$ 15,525	$ 15,286	$ 16,885	$ 16,814	$ 14,040

Net income, excluding net amortization of intangible assets	$ 3,949	$ 4,054	$ 4,457	$ 4,362	$ 3,536

Net income, excluding net amortization of intangible
assets - annualized (B)	$ 16,015	$ 16,084	$ 17,683	$ 17,496	$ 14,340

Average stockholders' equity (C)	$ 184,972	$ 173,214	$ 170,299	$ 166,480	$ 165,070
Less: Average goodwill and other intangible assets	(20,281)	(31,410)	(31,810)	(32,088)	(32,721)
Average tangible equity (D)	$ 164,691	$ 141,804	$ 138,489	$ 134,392	$ 132,349

Return on average equity (GAAP) (A)/(C)	8.39%	8.83%	9.91%	10.10%	8.51%
Return on average tangible equity (Non-GAAP) (B)/(D)	9.72%	11.34%	12.77%	13.02%	10.83%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio from continuing operations (Note 2):

Noninterest expense (E)	$ 9,343	$ 9,216	$ 9,310	$ 8,853	$ 9,452
Less: Amortization of intangible assets	(162)	(269)	(270)	(228)	(99)
Adjusted noninterest expense (F)	$ 9,181	$ 8,947	$ 9,040	$ 8,625	$ 9,353

Net interest income (G)	12,394	12,726	12,947	12,633	12,329
Add: Taxable-equivalent adjustment	34	30	28	28	28
Taxable-equivalent net interest income (H)	$ 12,428	$ 12,756	$ 12,975	$ 12,661	$ 12,357

Noninterest income (I)	$ 2,188	$ 2,112	$ 2,465	$ 2,296	$ 2,140
Adjusted noninterest income (J)	$ 2,188	$ 2,112	$ 2,465	$ 2,296	$ 2,140

Efficiency ratio (GAAP) (E)/(G)+(I)	64.07%	62.11%	60.41%	59.30%	65.33%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	62.81%	60.18%	58.55%	57.67%	64.52%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (L)	$ 187,082	$ 183,185	$ 171,419	$ 168,115	$ 164,977
Less: Goodwill and other intangible assets	(20,214)	(20,383)	(31,706)	(31,987)	(32,226)
Tangible equity (M)	$ 166,868	$ 162,802	$ 139,713	$ 136,128	$ 132,751

Shares outstanding (N)	12,780	12,749	12,748	12,747	12,736

Book value per common share (GAAP) (L)/(N)	$ 14.64	$ 14.37	$ 13.45	$ 13.19	$ 12.95
Tangible book value per common share (Non-GAAP) (M)/(N)	$ 13.06	$ 12.77	$ 10.96	$ 10.68	$ 10.42

The following reconciles equity to assets and
tangible equity to tangible assets (Note 1):

Stockholders' equity (O)	$ 187,082	$ 183,185	$ 171,419	$ 168,115	$ 164,977
Less: Goodwill and other intangible assets	(20,214)	(20,383)	(31,706)	(31,987)	(32,226)
Tangible equity (P)	$ 166,868	$ 162,802	$ 139,713	$ 136,128	$ 132,751

Assets (Q)	$ 1,485,799	$ 1,483,076	$ 1,473,543	$ 1,451,714	$ 1,421,606
Less: Goodwill and other intangible assets	(20,214)	(20,383)	(31,706)	(31,987)	(32,226)
Tangible assets (R)	$ 1,465,585	$ 1,462,693	$ 1,441,837	$ 1,419,727	$ 1,389,380

Period-end equity/assets (GAAP) (O)/(Q)	12.59%	12.35%	11.63%	11.58%	11.60%
Period-end tangible equity/tangible assets (Non-GAAP) (P)/(R)	11.39%	11.13%	9.69%	9.59%	9.55%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: Edward Allen, Senior Vice President and Chief Financial Officer, 410-763-7800